                 ===========================================
                ||                                         ||
                ||                                         ||
                ||               EXHIBIT 23.1              ||
                ||                                         ||
                ||                                         ||
                ||         CONSENT OF ERNST & YOUNG        ||
                ||                                         ||
                ||                                         ||
                 ===========================================

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-72372) dated December 1, 1993, pertaining to The Duriron Company, Inc. Savings and Thrift Plan and the Valtek Incorporated Retirement Plan and Trust of our report dated May 4, 1994, with respect to the financial statements and schedules of The Duriron Company, Inc. Savings and Thrift Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1993.



                                                ERNST & YOUNG

Dayton, Ohio
June 28, 1994